Exhibit 99.1 2019 Annual Meeting of Stockholders April 24, 2019

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement, including to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive: deterioration in general economic, political and banking industry conditions; cyber-security breaches, hacking, denial of service, security breaches, loss or theft of information, or other cyber-attacks that disrupt TCF's business operations or damage its reputation; fluctuation in interest rates that result in decreases in the value of assets or a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; lack of access to liquidity; inability to pay and receive dividends; adverse effects related to competition from traditional competitors, non- bank providers of financial services and new technologies; soundness of other financial institutions and other counterparty risk, including the risk of default, operational disruptions, security breaches or diminished availability of counterparties who satisfy our credit quality requirements; adverse developments affecting TCF's branches, including its supermarket branches; risks related to developing new products, markets or lines of business; changes in the allowance for loan and lease losses dictated by new market conditions, regulatory requirements or accounting standards; new consumer protection and supervisory requirements or regulatory reform related to capital, leverage, liquidity or risk management; adverse changes in monetary, fiscal or tax policies; heightened regulatory practices or requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity; deficiencies in TCF's compliance programs or risk mitigation frameworks; the effect of any negative publicity or reputational damage; technological or operational difficulties; failure to keep pace with technological change, including with respect to customer demands or system upgrades; risks related to TCF's loan sales activity; dependence on accurate and complete information from customers and counterparties; the failure to attract and retain key employees; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; changes in accounting standards or interpretations of existing standards; adverse federal, state or foreign tax assessments; litigation or government enforcement actions; ineffective internal controls; and the effects of man-made and natural disasters, any of which may negatively affect our operations and/or our customers. This presentation also contains forward-looking statements regarding TCF's outlook or expectations with respect to the planned merger with Chemical Financial Corporation ("Chemical"). Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of TCF and Chemical with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the tangible book 2 value earn-back period and other operating and return metrics), and the timing of the closing of the transaction. (continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont.) Such risks, uncertainties and assumptions, include, among others, the following: • the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); • the failure of either TCF or Chemical to obtain the requisite shareholder approval, or to satisfy any of the other closing conditions to the transaction on a timely basis or at all; • the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; • the possibility that the anticipated benefits of the merger, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where TCF and Chemical do business, or as a result of other unexpected factors or events; • the impact of purchase accounting with respect to the merger, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value; • diversion of management's attention from ongoing business operations and opportunities; • potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; • the ability of either company to effectuate share repurchases and the prices at which such repurchases may be effectuated; • the integration of the businesses and operations of TCF and Chemical, which may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to TCF's or Chemical's existing businesses; • business disruptions resulting from or following the merger; • delay in closing the merger and the bank merger; • the outcome of pending or threatened litigation related to the merger, whether currently existing or commencing in the future; • changes in Chemical's stock price before closing, including as a result of the financial performance of TCF or Chemical prior to closing; • the potential impact of announcement or consummation of the merger on relationships with third parties, including customers, vendors, employees and competitors; and • other factors that may affect future results of TCF and Chemical including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. TCF disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. 3

Strategic Initiatives Driving Strong Results . . . Diluted Earnings Return on Average Tangible 1 INTRODUCTION OF KEY per Common Share Common Equity ROATCE STRATEGIC INITIATIVES OVER Adjusted ROATCE1 THE PAST THREE YEARS $1.74 3-yr CAGR: 17.6% 14.74% $1.07 10.48% • Four Strategic Pillars 13.56% • Diversification • Profitable Growth • Operating Leverage 2015 2018 2015 2018 • Core Funding • Reduce risk profile Efficiency Ratio Capital Return to Shareholders ($ millions) • Invest in technology and digital Adjusted efficiency ratio1 Efficiency ratio Total payout ratio of banking channels 108% in 2018 Share repurchases • Enhance capital efficiency Common stock dividends 70.88% 69.34% $312 • Focus on return on capital and efficiency ratio $213 67.15% $37 $99 2015 2018 2015 2018 4 1 See slides 17-18 "Reconciliation of GAAP to Non-GAAP Financial Measures"

. . . and Leading to Total Return Outperformance 3-YEAR TOTAL SHAREHOLDER RETURN (%) TCF (+47.5%) KRX1 (+12.4%) 1 5 KBW Nasdaq Regional Banking Index Source: S&P Global Market Intelligence

First Quarter 2019 Highlights Net income of $70.5 million and diluted EPS of $0.42 (adjusted diluted EPS of $0.461) Results included $9.5 million of pre-tax merger-related expenses (4 cents per share) Average Checking and Average Earning Assets Net Interest Income Savings Balances ($ billions) ($ millions) ($ billions) $251 $12.6 $22.4 $11.6 $21.6 $243 1Q18 1Q19 1Q18 1Q19 1Q18 1Q19 Diluted Earnings Return on Average Efficiency Ratio 1 per Common Share Tangible Common Equity 1 1 Diluted EPS Adjusted EPS1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted efficiency ratio 70.70% $0.46 13.72% 69.21% $0.39 12.26% $0.42 12.42% 68.06% 1Q18 1Q19 1Q18 1Q19 1Q18 1Q19 6 1See slides 17-18 "Reconciliation of GAAP to Non-GAAP Financial Measures"

Merger of Equals Overview

A Transformational Partnership Enhancing Value for Our Shareholders, Customers and Communities Accelerating the Achievement of Chemical and TCF’s Standalone Strategic Priorities Together þ þ þ Build core business banking: Significantly enhance our Increase return on capital þ –Treasury management operating performance, Leverage existing infrastructure, profitability, and returns –Hiring best-in-market talent deliver operating leverage, lower þ Expand geographically, and efficiency ratio þ Grow specialty commercial lines: deploy our respective þ Re-mix balance sheet to increase –ABL strengths into each other’s capital efficiency and reduce risk –Leasing markets þ Grow C&I and CRE lending –Commercial finance þ Enable faster growth without and deposits þ Enhance digital platform building concentrations þ Invest in technology to provide a þ þ Double southeast Michigan presence Achieve greater scale on our differentiated customer experience technology and marketing þ Expand in adjacent markets þ investments Continue expanding national lending þ Attract and retain top talent þ Expand mortgage product offering 8

Together, We Are Best in Class Pro Forma Financial Performance Relative to $20–100B Asset Banks1 Merger Benefits Accrue to All Shareholders Top Quartile 5.0% Consistently higher Revenue returns Generation (Operating revenue / total assets)2 Double-digit EPS growth Pro forma 53% Strong capital, liquidity Solid and credit quality Efficiency Ratio3 Increased growth and revenue diversification Pro forma 19% Significant upside and Top Quartile value creation Return on Average Tangible Expanded strategic 3 Common Equity flexibility Pro forma Source: S&P Global Market Intelligence 1 Includes publicly traded U.S. banks with $20-$100 billion in assets as of September 30, 2018 2 Annualized performance from Q1 2018 to Q3 2018 is shown for peers; Q4 2018 data is shown for the pro forma company 3 9 Annualized performance from Q1 2018 to Q3 2018 is shown for peers; 2020 pro forma is shown for the pro forma company, based on standalone consensus EPS estimates (as of the transaction announcement date of January 28, 2019) plus $180 million of pre-tax cost savings (fully phased in)

Creating a Premier Midwest Bank 526 Branches Across Nine States2 9th Largest Bank in the Midwest Midwest¹ Deposits ($B) Market Share (%) CHFC HQ Chase $191 12.4% (pro forma) US Bank 174 11.3% TCF HQ Fifth Third 99 6.4% 5.7% Wells Fargo 88 CHFC branch 5.0% PNC 77 5.0% TCF branch Bank of Montreal 77 4.9% Operations 75 3.9% Huntington centers Bank of America 60 2.1% $6.8B Deposits in Pro forma $32 major markets Comerica 30 Key 29 Northern Trust 25 Wintrust 25 Associated 25 CIBC 18 TCF 17 Citizens 16 Flagstar 16 Citi 16 $16.4B Chemical 15 $7.3B Michigan Deposits ($B) Market Share (%) Chase $44 24.9% Comerica 30 17.1% Bank of America 19 11.0% PNC 17 9.8% Fifth Third 17 9.4% Detroit Pro forma $16 9.3% Huntington 16 Chemical 13 Flagstar 11 Citizens 6 TCF 3 Source: S&P Global Market Intelligence; Note: Branch and deposit data as of June 30, 2018 1 Deposit market share data represents deposits in the Midwest region (defined as IL, IN, OH, MI, MN and WI) 10 2 Number of branches as of December 31, 2018

11 Pro FormaLoanandDepositComposition Deposits Loans and leases Note: Chemicaland TCF financial dataasoftheperiodended December31,2018,numbersmay notaddduetorounding Real Estate Consumer and MMDA Construction Savings Time Consumer 28% Other 28% 26% 4% $16B $15B 10% 32% 26% 25% 21% bearing transaction CRE C&I Non-interest Interest-bearing transaction Equipment Finance Inventory Finance Leasing & and MMDA Savings Time 16% 25% 25% $19B $19B 41% 5% C&I 28% 21% 13% Real Estate bearing transaction Consumer 13% 10% 2% CRE Non-interest Construction Interest-bearing Auto transaction Consumer Equipment Finance Other Inventory Finance Real Estate Consumer and MMDA Leasing & Savings Time 4% 9% 27% 28% 14% $34B $34B 34% / 14% 6% 23% C&I 3% bearing transaction Auto 17% 22% Non-interest Interest-bearing Construction transaction CRE

Better Positioned to Compete, Invest and Win – Today and in the Future External landscape is rapidly changing across many industry sectors Banking industry is faced with these same trends Together, Chemical and TCF are well positioned to leverage joint resources and serve evolving customer needs Environmental Trends Our Partnership Provides Chemical and TCF Together Customer needs and expectations Scale Invest and innovate more efficiently • Better leverages enterprise-wide Digitization services and overhead to drive near-term value creation Sustain our competitive Mobile capabilities • Supports more efficient advantages and ability to compete infrastructure as experts in our chosen segments Data analytics • Provides greater profit pool to support future growth initiatives Enhance customer-facing digital service offerings and streamline Non-bank and fin-tech competitors internal systems and processes AI / robotics / automation Scope • More customers Momentum from adding and • Wider geographic reach expanding customer relationships • More complete product set 12

Combination Benefits Key Stakeholders Customers Communities Employees & Culture • Broader product suite • Combined company will • Shared values and have several major • Improved speed to market principles with a strong centers of influence community orientation • Lower credit – Detroit concentrations enabled – Twin Cities • Highly complementary increased lending – Chicago business models capabilities – Midland • Strengthened ability to • Further investments in • Longstanding commitment recruit and retain top-tier technology and digital to meeting needs of our talent banking supported by communities • Ability to invest in talent, strong profitability and • Continued focus on programs and infrastructure ability to leverage supporting community driven by strength of investments across development combined balance sheet broader customer base • Commitment to continue to • Increased professional • Maintain strong provide meaningful development and career compliance culture contributions to various opportunities within larger charitable and community banking platform organizations 13

Merger of Equals Update Partnership to Create Significant Strategic and Financial Value on Track Deal Attributes Integration Update – The First 90 Days… in Place Today… Brand Announced joint executive leadership team Established joint Integration Management Office including 40 Executive Leadership integration leaders across both companies Team Partnered with external advisor to leverage deep expertise in leading integrations in the banking industry Headquarters Integration planning well underway across business verticals and shared services work streams Regulator Selection Registration statement and regulatory merger applications filed Minimal Branch and Client Overlap or Disruption Special Meetings of Stockholders for TCF and Chemical expected to be held in June 2019 Merger expected to close in late 3Q19 or early 4Q19 14

A Balanced and Experienced Leadership Team Gary Torgow Craig Dahl Board of Executive Chairman Chief Executive Officer Directors David Provost (8 Chemical / 8 TCF) Vice Chairman Vance Opperman Chairman of the Bank Lead Director Executive Leadership Team Chief Executive Officer Craig Dahl Bank President & Chief Financial Chief Risk & Chief Administrative Chief Human Chief Audit Chief Operating Officer Credit Officer Officer Capital Officer Executive Officer Dennis Klaeser James Costa Patricia Jones Sandra Kuohn Andrew Jackson Thomas Shafer EVP, Wholesale Deputy Chief Financial General Counsel & Banking Officer & Treasurer Corporate Secretary William Henak Brian Maass Joseph Green EVP, Consumer Banking Michael Jones Integration Management Office Legend: Chief Information Officer Brennan Ryan James Costa Thomas Butterfield 15

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures

($ thousands)

Computation of ROACE, ROATCE and adjusted ROATCE:		Quarter Ended Mar. 31, 2018	Quarter Ended Mar. 31, 2019	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2018
Net income available to common stockholders used in ROACE calculation	(a)	$ 66,174	$ 68,001	$ 177,735	$ 289,289
Plus: Other intangibles amortization		831	814	1,562	3,426
Less: Related income tax expense		199	194	562	801
Net income available to common stockholders used in ROATCE calculation	(b)	$ 66,806	$ 68,621	$ 178,735	$ 291,914
Adjusted net income available to common stockholders:					
Net income available to common stockholders		$ 66,174	$ 68,001	$ 177,735	$ 289,289
Plus: Merger-related expenses		—	9,458	—	—
Plus: Consumer Financial Protection Bureau ("CFPB") / Office of the Comptroller of the Currency ("OCC") settlement adjustment		—	—	—	32,000
Plus: Other intangibles amortization		831	814	1,562	3,426
Less: Related income tax expense		199	2,446	562	7,292
Net income available to common stockholders used in adjusted ROATCE calculation	(c)	$ 66,806	$ 75,827	$ 178,735	$ 317,423
Average balances:					
Total equity		$ 2,580,920	$ 2,579,250	$ 2,217,204	$ 2,530,502
Less: Non-controlling interest in subsidiaries		23,191	24,521	19,514	24,323
Total TCF Financial Corporation stockholders' equity		2,557,729	2,554,729	2,197,690	2,506,179
Less: Preferred stock		200,404	169,302	263,240	176,971
Average total common stockholders' equity used in ROACE calculation	(d)	2,357,325	2,385,427	1,934,450	2,329,208
Less: Goodwill, net		154,757	154,757	225,640	154,757
Less: Other intangibles, net		23,274	20,102	3,913	22,162
Average tangible common stockholders' equity used in ROATCE calculation	(e)	$ 2,179,294	$ 2,210,568	$ 1,704,897	$ 2,152,289
Adjusted average total common stockholders' equity:					
Average total common stockholders' equity		$ 2,357,325	$ 2,385,427	$ 1,934,450	$ 2,329,208
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	—	—	1,048
Less: Goodwill, net		154,757	154,757	225,640	154,757
Less: Other intangibles, net		23,274	20,102	3,913	22,162
Average tangible common stockholders' equity used in adjusted ROATCE calculation	(f)	$ 2,179,294	$ 2,210,568	$ 1,704,897	$ 2,153,337
ROACE[1]	(a) / (d)	11.23%	11.40%	9.19%	12.42%
ROATCE[1, 2]	(b) / (e)	12.26	12.42	10.48	13.56
Adjusted ROATCE[1, 2]	(c) / (f)	12.26	13.72	10.48	14.74

[1] QTD ratios are annualized

[2] When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity and adjusted return on average tangible common equity. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

17

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.) ($ thousands) Quarter Ended Year Ended Mar. 31, Mar. 31, Dec. 31, Dec. 31, Computation of adjusted efficiency ratio: 2018 2019 2015 2018 Non-interest expense (a) $ 245,980 $ 253,075 $ 894,747 $ 1,014,400 Less: Merger-related expenses — 9,458 — — Less: CFPB/OCC settlement adjustment — — — 32,000 Adjusted non-interest expense (b) $ 245,980 $ 243,617 $ 894,747 $ 982,400 Net interest income $ 243,199 $ 250,907 $ 820,388 $ 992,007 Non-interest income 112,204 107,026 441,998 470,885 Total revenue (c) $ 355,403 $ 357,933 $ 1,262,386 $ 1,462,892 Efficiency ratio (a) / (c) 69.21% 70.70% 70.88% 69.34% Adjusted efficiency ratio1 (b) / (c) 69.21 68.06 70.88 67.15 ($ thousands) Quarter Ended Computation of adjusted diluted earnings per common share: Mar. 31, 2019 Net income available to common stockholders $ 68,001 Less: Earnings allocated to participating securities 13 Earnings allocated to common stock (a) 67,988 Plus: Merger-related expenses 9,458 Less: Related income tax expense 2,252 Adjusted earnings allocated to common stock (b) $ 75,194 Weighted-average common shares outstanding used in diluted earnings per common share calculation (c) 162,427,823 Diluted earnings per common share (a) / (c) $ 0.42 Adjusted diluted earnings per common share1 (b) / (c) 0.46 1 When evaluating performance, management considers adjusted measures such as the adjusted efficiency ratio and adjusted diluted earnings per common share. These measures are non-GAAP 18 financial measures and are viewed by management as useful indicators of expense management and also provides investors, regulators and other users with information to be viewed in relation to other banking institutions.